SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                           Proxy Statement Pursuant to
                              Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the registrant   [X]
Filed by a party other than the registrant [  ]
Check the appropriate box:
[ ]     Preliminary Proxy Statement.
[ ]     Confidential, for use of the Commission only
        (as permitted by Rule 14a-6(e)(2)).
[ ]     Definitive Proxy Statement.
[X]     Definitive Additional Materials.
[ ]     Soliciting Material Under Rule 14a-12.

_______________________________________________________________________________

                           CURTISS-WRIGHT CORPORATION
                (Name of Registrant as Specified in Its Charter)
_______________________________________________________________________________


                      -------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

_______________________________________________________________________________

Payment of Filing Fee (Check the appropriate box):
[X]     No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       (1) Title of each class of securities to which transaction applies:  N/A
       (2) Aggregate number of securities to which transaction applies:  N/A
       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A
       (4) Proposed maximum aggregate value of transaction:  N/A
       (5) Total fee paid:  N/A

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:  N/A
       (2) Form, Schedule or Registration Statement No.:  N/A
       (3) Filing Party:  N/A
       (4) Date Filed:  N/A

                           CURTISS-WRIGHT CORPORATION
                              1200 Wall Street West
                           Lyndhurst, New Jersey 07071


                                                                October 10, 2001


Dear Stockholder:

                  According to our latest records, we have not yet received your proxy for the important Special Meeting of Curtiss-Wright Corporation to be held on October 26, 2001. YOUR BOARD OF DIRECTORS HAS RECOMMENDED THAT YOU VOTE IN FAVOR OF THE PROPOSED RECAPITALIZATION AND OTHER PROPOSALS UNDER CONSIDERATION.

                  Please  help  your  company   avoid  the  expense  of  further
solicitation by signing, dating and returning the enclosed proxy card today.

                  Thank you for your cooperation.


                  Very truly yours,



                  Martin R. Benante
                  Chairman and Chief Executive Officer



_______________________________________________________________________________

                       IF YOU HAVE ANY QUESTIONS, OR NEED
                    ASSISTANCE IN VOTING YOUR SHARES, PLEASE
                            CALL OUR PROXY SOLICITOR,

                           INNISFREE M&A INCORPORATED
                          TOLL-FREE, at 1-888-750-5834.

IMPORTANT NOTE:
                    If you hold your shares through a bank or
                  broker, you may be able to vote by telephone,
                              or via the Internet.
                     Please call Innisfree at 1-888-750-5834
                                for assistance.

_______________________________________________________________________________

                           CURTISS- WRIGHT CORPORATION
                SPECIAL MEETING OF STOCKHOLDERS OCTOBER 26, 2001
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         CURTISS-WRIGHT CORPORATION SPECIAL MEETING OF STOCKHOLDERS -- OCTOBER 26, 2001 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned hereby appoints Martin R. Benante, Michael J. Denton and Robert A. Bosi, and each of them singly, each with full power of substitution, as the proxy and attorney-in-fact of the undersigned with full authority to represent and vote all shares of common stock of the undersigned at the special meeting of stockholders to be held at the Renaissance Meadowlands Hotel, 801 Rutherford Avenue, Rutherford, New Jersey on October 26, 2001, at 10:00 a.m., local time, or at any adjournment or postponement thereof, upon the matters set forth in the Curtiss-Wright Corporation proxy statement and upon those other matters as may properly come before the special meeting, voting as specified on the reverse side of this card with respect to the matters set forth in the proxy statement, and voting in the discretion of the above-named persons on such other matters as may properly come before the special meeting, including, if submitted to a vote of the stockholders, a motion to adjourn the special meeting to another time or place for the purpose of soliciting additional proxies. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the notice of special meeting and proxy statement dated September 5, 2001.

         The shares represented by this proxy will be voted as directed by the undersigned. The board of directors of Curtiss-Wright Corporation recommends a vote 'FOR' each of Proposal One, Proposal Two, Proposal Three, Proposal Four and Proposal Five. IF THIS PROXY IS SIGNED AND RETURNED AND DOES NOT SPECIFY A VOTE ON ONE OR MORE OF THE PROPOSALS, THE PROXY WILL BE VOTED 'FOR' EACH OF THE PROPOSALS AS TO WHICH NO VOTE IS SPECIFIED.


                 (Continued, and to be signed, on reverse side)

[x] PLEASE MARK VOTES AS            THE BOARD OF DIRECTORS RECOMMENDS
    IN THIS EXAMPLE                 A VOTE 'FOR'EACH OF PROPOSALS 1-5.


1. Approval of Recapitalization Proposal    [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

2. Approval of Board Size Proposal          [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

3. Approval of Written Consent Proposal     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

4. Approval of Special Meeting Proposal     [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

5. Approval of Supermajority Voting         [ ] FOR   [ ] AGAINST   [ ] ABSTAIN
    Proposal



                                            [ ]      MARK HERE IF YOU PLAN TO
                                                     ATTEND THE MEETING

                                            [ ]      MARK HERE FOR ADDRESS
                                                     CHANGE AND NOTE AT LEFT

                                            For joint accounts, each owner
                                            should sign.
                                            Executors, Administrators, Trustees,
                                            etc. should give full title.



Signature: ____________ Date: __________ Signature: ___________ Date: __________